Exhibit 10.7

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECOND AMENDED AND RESTATED PROMISSORY NOTE

Not to Exceed $300,000	June 12, 2026

WHEREAS, on November 25, 2025, CH4 Natural Solutions Corporation (f/k/a CH4 Natural Solutions Acquisition Corporation), a Cayman Islands exempted company (“Maker” or the “Company”), whose registered address is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands, promised to pay to the order of CH4 Natural Solutions Acquisition Sponsor LLC, a Cayman Islands limited liability company (“Original Payee”), at Payee’s office at 5 East 76th Street, New York, New York 10021 (or such other address specified by Payee to Maker), the sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under the Amended and Restated Promissory Note, dated as of November 25, 2025 (as so amended and restated, the “Existing Note”), in legal and lawful money of the United States of America;

WHEREAS, the Existing Note was assigned and transferred to David Leuschen (“Payee”) pursuant to the Assignment of Promissory Note made as of February 25, 2026; and

WHEREAS, Maker and Payee desire to amend and restate in its entirety the Existing Note on the terms and conditions provided in this Note, to be effective as of June 12, 2026.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by each of the parties hereto, the parties agree as follows:

FOR VALUE RECEIVED, Maker hereby unconditionally promises to pay to the order of Payee, at Payee’s office at 5 East 76th Street, New York, New York 10021 (or such other address specified by Payee to Maker), the sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under this Note, in legal and lawful money of the United States of America.

Payee may make advances to Maker from time to time under this Note; provided, however, that notwithstanding anything to the contrary herein, at no time shall the aggregate of all advances and re-advances outstanding under this Note exceed $300,000.

This is a non-interest bearing Note.

The entire unpaid principal balance of this Note shall be due and payable upon demand by Payee.

If payment of this Note or any installment of this Note is not made when due, the entire indebtedness hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Note is made solely for business purposes.

THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK.

Service of any notice by Maker to Payee or by Payee to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Signature page follows]

EXECUTED AND AGREED as of the date first above written.

CH4 Natural Solutions Corporation, a Cayman Islands exempted company

By:	/s/ David Leuschen
Name:	David Leuschen
Title:	Chief Executive Officer

[Signature Page to Amended and Restated Promissory Note]

ACKNOWLEDGED AND AGREED:
David Leuschen

/s/ David Leuschen

[Signature Page to Amended and Restated Promissory Note]